                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 26, 2001
                        (Date of earliest event reported)

                                  NEWCOR, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


            1-5985                                 38-0865770
     (Commission File Number)           (I.R.S. Employer Identification No.)

             43252 Woodward Ave., Suite 240
             Bloomfield Hills, Michigan                    48302
      (Address of Principal Executive offices)           (Zip Code)


                                 (248) 253-2400
              (Registrant's Telephone Number, Including Area Code)

Item 5.   Other Events.

Newcor has amended its Rights Agreement, dated January 12th, 2000 to increase the percentage ownership of EXX INC. and David A. Segal, together with their affiliates and associates, in Newcor necessary to trigger the distribution of rights under Newcor's rights plan. See Exhibit 99(a).

Exhibit No.    Exhibit

99(a)          Third Amendment to the Rights Agreement, dated February 26, 2001




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NEWCOR, INC.

                                    By:    /s/ James J. Connor
                                           -------------------
Date:  February 26, 2001            Name:  James J. Connor
       -----------------
                                    Title: President and Chief Executive Officer

EXHIBIT INDEX


Exhibit No.   Exhibit

99(a)         Third Amendment to Rights Agreement dated February 26, 2001.